Exhibit 99.1
JOINT FILING AGREEMENT
In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including additional amendments thereto) with respect to the shares of common stock, par value $0.001 per share, of Pacira BioSciences, Inc. This Joint Filing Agreement shall be filed as an Exhibit to such Statement. The undersigned acknowledge that each shall be responsible for the timely filing of any amendments to such joint filing and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others.
This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
EXECUTED as of this 12th day of March, 2026.

DOMA PERPETUAL CAPITAL
MANAGEMENT LLC

By:               /s/ Pedro Escudero
Name:          Pedro Escudero
Title:             Authorized Signatory
Date: 03/12/2026

DOMA1 LLC

By:               /s/ Pedro Escudero
Name:          Pedro Escudero
Title:             Authorized Signatory
Date: 03/12/2026

DOMA PERPETUAL LO EQUITY
MASTER FUND LP

By:               /s/ Pedro Escudero
Name:          Pedro Escudero
Title:             Authorized Signatory
Date: 03/12/2026

DOMA PERPETUAL PARTNERS GP LLC

By:               /s/ Pedro Escudero
Name:          Pedro Escudero
Title:             Authorized Signatory
Date: 03/12/2026

PEDRO ESCUDERO

By:               /s/ Pedro Escudero
Name:          Pedro Escudero
Title:             Self
Date: 03/12/2026

THE JOHN TEMPLETON FOUNDATION

By:               /s/ Pedro Escudero
Name:          Pedro Escudero
Title:             Authorized Signatory
Date: 03/12/2026

DOMA2 LLC

By:               /s/ Pedro Escudero
Name:          Pedro Escudero
Title:             Authorized Signatory
Date: 03/12/2026

ERIC DE ARMAS

By:               /s/ Eric de Armas
Name:          Eric de Armas
Title:             Self
Date: 03/12/2026